Exhibit 99.2

Ebix Targets to File 2020 10-K by April 20, 2021

JOHNS CREEK, GA – March 8th, 2021 – Ebix, Inc. (NASDAQ: EBIX), a leading international supplier of On-Demand software and E-commerce services to the insurance, financial, healthcare and e-learning industries, today announced that the Company has retained KG Somani & Co. (“KGS”) as its independent registered public accounting firm to audit the Company’s 2020 financial statements. The Company plans to work diligently with KGS to complete its annual filing with the U.S. Securities and Exchange Commission as soon as reasonably practical and while it can not be certain of the exact timing, is targeting submission of this filing by April 20th, 2021.

Founded in 1966, KGS is a 3rd generation PCAOB certified, premier accounting firms from India, with particular expertise in the financial and insurance sector, having served as statutory auditors to premier banks and insurance companies in India. With employees spread across India and the US, KGS has a rich public listed company experience with prestigious client names such as NHPC and Power Corporation of India. KGS is part of TGS Global, an accountancy network, that is spread across 32 countries, with specialization in accounting, audit, tax and business advisory services.

With a strong forensic accounting background, KGS financial audit expertise includes empanellments with Reserve Bank of India, Comptroller and Auditor General Office, Serious Fraud Investigation office, Chief Commisssioner of Income Tax, Life Insurance Corporation of India, World Bank, and the Asian Development Bank.

With hundreds of man-years of audit experience, KGS partners have the financial experience of having audited large banks such as the State Bank of India, Punjab National Bank, Allahabad Bank, Bank of Baroda, Bank of India, Indian Bank, Canara Bank, J&K Bank, State Bank of Hyderabad, CitiBank N.A., and Wells Fargo Bank amongst others. KGS has maintained an unblemished regulatory and audit record over the last five decades.

The Audit Committee of the Company’s Board of Directors solicited proposals from a number of accounting firms and conducted an expeditious but extensive evaluation process in connection with the selection of the Company’s independent auditor for the Company’s 2020 financial statements. Following this process, on March 5th, 2021 the Audit Committee appointed KGS to serve as the Company’s independent auditor for 2020.

The Ebix audit committee’s decision was governed by a number of factors including KGS’s financial expertise, its forensic background, depth of partner experience in the finance and insurance industries, its ability to dedicate over fifteen certified accountants to the audit immediately, KGS’s regulatory and accounting reputation, and its listed company experience. KGS selection will also ensure a fresh look at the EbixCash payment solutions business from an audit perspective.

Ebix also said that it is continuing to explore the engagement of a international named audit firm to be its consolidated worldwide auditors for 2021, while it intends to retain KGS as a statutory auditor for the EbixCash IPO jointly with a top-tier international audit firm.

The Company also announced that it has decided to continue with the services of KPMG for business combination valuation, and Ernst & Young for tax advice, tax provisioning and internal SOX services, for the year 2020 and beyond.

On Feb.19, 2021 the Company declared that its Board has already appointed a US based consulting firm specializing in accounting investigations along with outside legal counsel to evaluate the payment solutions business. The Company is continuing with that analysis along with the auditor appointment. The Company continues to believe that its accounting is consistent with GAAP requirements.

About Ebix

With a “Phygital” strategy that combines 320,000 physical distribution outlets in many Southeast Asian Nations (“ASEAN”) countries, to an Omni-channel online digital platform, the Company’s EbixCash Financial exchange portfolio encompasses leadership in areas of domestic & international money remittance, foreign exchange (Forex), travel, pre-paid & gift cards, utility payments, lending, wealth management etc. in India and other markets. EbixCash’s Forex operations have emerged as a leader in India’s airport Foreign Exchange business with operations in 32 international airports including Delhi, Mumbai, Bangalore, Hyderabad, Chennai and Kolkata, conducting over $4.8 billion (pre-covid) in gross transaction value per year. EbixCash’s inward remittance business in India conducts approx. $6.5 billion (pre-covid) gross annual remittance business, confirming its undisputed leadership position in India. EbixCash, through its travel portfolio of Via and Mercury, is also one of Southeast Asia’s leading travel exchanges with over 2,200+ employees, 212,450+ agent network, 25 branches and over 9,800 corporate clients; processing an estimated $2.5 billion (pre-covid) in gross merchandise value per year. EbixCash’s Financial Technology solutions are today deployed across prestigious financial institutions and Banks in 44 countries. For more information, visit the Company’s website at www.ebixcash.com

With 50+ offices across 6 continents, Ebix, Inc., (NASDAQ: EBIX) endeavors to provide On-Demand software and E-commerce services to the insurance, financial, healthcare and e-learning industries. In the Insurance sector, Ebix’s main focus is to develop and deploy a wide variety of insurance and reinsurance exchanges on an on-demand basis, while also, providing Software-as-a-Service (“SaaS”) enterprise solutions in the area of CRM, front-end & back-end systems, outsourced administration and risk compliance services, around the world. For more information, visit the Company’s website at www.ebix.com

FORWARD LOOKING STATEMENTS

This press release contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” or other similar words, phrases or expressions and variations or negatives of these words. Readers of this press release should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the expectations contained in the forward-looking statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, those discussed in our Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as the risk of litigation or regulatory action arising from the RSM resignation, the failure to timely file the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”); the timing of the review by, and the conclusions of the Company’s new independent auditor regarding these matters and its impact on the financial statements; possible default by the Company under its credit facility; the ability of the Company to remediate any material weaknesses in internal control over financial reporting; potential reputational damage that the Company may suffer as a result of these matters; the impact of these matters on the value of the Company’s stock; and the risk that the filing of the Annual Report will take longer than anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this report. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Contact:

Darren Joseph

IR@ebix.com or +1 678 281 2027

David Collins or Chris Eddy

Catalyst Global + 1 212-924-9800 or ebix@catalyst-ir.com